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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT ACCOUNTS



We hereby consent to the use of our report included in the Registration Statement on Form 10-SB dated May 5, 1998 relating to the financial statements of Composite Automobile Research, Ltd.



/s/ HARLAN & BOETTGER, LLP.


San Diego, California
May 5, 1998